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                                   EXHIBIT 23
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                          Consent of Ernst & Young LLP

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                                                                      Exhibit 23

                        CONSENT OF INDEPENDENT AUDITORS
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We consent to the incorporation by reference in Registration Statement No.
333-20417 on Form S-4, Registration Statement No. 33-92060 and Registration Statement No. 333-52653, both on Form S-8, of our report dated January 19, 1999, with respect to the consolidated financial statements of Park National Corporation incorporated by reference in this Annual Report on Form 10-K for the year ended December 31, 1998 filed with the Securities and Exchange Commission.


                                                       /s/ Ernst & Young LLP


Columbus, Ohio
March 19, 1999